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                                                                   EXHIBIT 10.2
                             DEMAND PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

$300,000.00                                       February 25, 2000

                                                             WOBURN, MA

     FOR VALUE RECEIVED, Beacon Power Corporation, a Delaware corporation (the "Company"), promises to pay to the order of SatCon Technology Corporation, or its registered assigns (the "Holder"), the principal sum of Three Hundred Thousand Dollars ($300,000.00) together with interest thereon from the date hereof until paid in full at the rate of 6% per annum.

     All unpaid principal, together with any accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) the Conversion (as described in Section 2, below), or (ii) upon demand given by Holder on or after the first Business Day which is at least thirty (30) days after the date hereof. "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the Commonwealth of Massachusetts are authorized to be closed. The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. PREPAYMENT. This Note may be prepaid as a whole or in part at any time without penalty or premium. Any such prepayment shall be applied first to the payment of interest accrued on this Note and second to the payment of the outstanding principal of this Note.

     2. CONVERSION. If the Holder purchases Class E Preferred Stock of the Company within thirty (30) days after the date hereof for cash or other consideration (the "Funding"), the Holder will also apply the outstanding principal and accrued interest under this Note to the simultaneous purchase of additional Class E Preferred Stock, on substantially the same terms as in such purchase for cash or other consideration.

     3. SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer described in Sections 5 and 6 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     4. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified only as to the Holder of this Note upon the written consent of the Company and the Holder.

     5. TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE ON CONVERSION HEREOF. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the


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Company. Prior to presentation of this Note for registration of transfer, the
Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

     6. ASSIGNMENT BY THE COMPANY. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, as a whole or in part, by the Company, without the prior written consent of the Holder.

     7. TREATMENT OF NOTE. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

     8. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission to, in the case of the Company, its main business address, or, in the case of the Holder, to its address on the register maintained by the Company. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

     9. EXPENSES; WAIVERS. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

     10. GOVERNING LAW. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions of the Commonwealth of Massachusetts or of any other state. In the event of any dispute among or between any of the parties to this Note arising out of the terms of this Note, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                               BEACON POWER CORPORATION

                                               By:/s/ WILLIAM E. STANTON

                                               Name:  WILLIAM STANTON

                                               Title: PRESIDENT & CEO


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                    FIRST AMENDMENT TO DEMAND PROMISSORY NOTE

     This First Amendment is entered into this March 16, 2000 by and between Beacon Power Corporation, a Delaware corporation (the "COMPANY"), and SatCon Technology Corporation, or its registered assigns (the "HOLDER").

     WHEREAS, the Company issued the Holder a certain Demand Promissory Note dated February 25, 2000 (the "Note") made by the Company payable to the order of the Holder in the original principal amount of $300,000; and

     WHEREAS, the Company and the Holder are desirous of amending the Note in the manner set forth below;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder agree as follows:

     1. The Note is hereby amended, by deleting the second introductory paragraph (beginning "All unpaid principal...") thereof in its entirety and replacing it with the following:

     All unpaid principal, together with any accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on the earlier of
     (i) the Funding (as described in Section 2, below), or (ii) April 18, 2000. The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     2. The Note is hereby further amended, by deleting the second paragraph (beginning "If the Holder...") thereof in its entirety and replacing it with the following:.

       2. CONVERSION. If the Holder purchases Class F Preferred Stock of the Company at any time within thirty (30) days after the date hereof for cash or other consideration (the "Funding"), the Holder will also apply the outstanding principal and accrued interest under this Note to the simultaneous purchase of such Class F Preferred Stock, on substantially the same terms as in such purchase for cash or other consideration.

       3. Except as specifically provided herein, all terms and conditions of the Note shall remain in full force and effect and are hereby ratified and confirmed. This First Amendment constitutes an amendment to and modification of the Note and not a refinancing thereof. On and after the date hereof, each reference in the Note to "this Note", "hereunder", "hereof" or words of like import referring to the Note, shall mean and be a reference to the Note as amended by this First Amendment.

     This First Amendment shall take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

                                             BEACON POWER CORPORATION

                                             By: /s/ WILLIAM E. STANTON
                                             ------------------------------
                                             Title: PRES + CEO

                                             SATCON TECHNOLOGY CORPORATION

                                             By: /s/ DAVID B. EISENHAURE
                                             ------------------------------
                                             Title: PRESIDENT